Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2024
1

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Statistical Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Statistical Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Statistical Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Revenues
Premiums	$9,589	$11,678	$11,230	$11,786	$10,053	$9,589	$10,053
Universal life and investment-type product policy fees	1,289	1,288	1,334	1,241	1,248	1,289	1,248
Net investment income	4,645	5,072	4,825	5,366	5,436	4,645	5,436
Other revenues	639	621	606	660	674	639	674
Net investment gains (losses)	(684)	(1,039)	(927)	(174)	(375)	(684)	(375)
Net derivative gains (losses)	(90)	(997)	(1,202)	149	(979)	(90)	(979)
Total revenues	15,388	16,623	15,866	19,028	16,057	15,388	16,057

Expenses
Policyholder benefits and claims	9,872	11,809	11,130	11,779	10,074	9,872	10,074
Policyholder liability remeasurement (gains) losses	(9)	(16)	(17)	(3)	(22)	(9)	(22)
Market risk benefit remeasurement (gains) losses	188	(817)	(796)	431	(694)	188	(694)
Interest credited to policyholder account balances	1,864	1,933	1,658	2,405	2,290	1,864	2,290
Policyholder dividends	159	151	153	159	147	159	147
Amortization of DAC and VOBA	470	479	499	504	508	470	508
Amortization of negative VOBA	(7)	(6)	(7)	(6)	(6)	(7)	(6)
Interest expense on debt	255	256	265	269	264	255	264
Other expenses, net of capitalization of DAC	2,339	2,404	2,447	2,549	2,451	2,339	2,451
Total expenses	15,131	16,193	15,332	18,087	15,012	15,131	15,012
Income (loss) before provision for income tax	257	430	534	941	1,045	257	1,045
Provision for income tax expense (benefit)	172	22	39	327	170	172	170
Net income (loss)	85	408	495	614	875	85	875
Less: Net income (loss) attributable to noncontrolling interests	5	6	6	7	8	5	8
Net income (loss) attributable to MetLife, Inc.	80	402	489	607	867	80	867
Less: Preferred stock dividends	66	32	67	33	67	66	67
Net income (loss) available to MetLife, Inc.'s common shareholders	$14	$370	$422	$574	$800	$14	$800

Premiums, fees and other revenues	$11,517	$13,587	$13,170	$13,687	$11,975	$11,517	$11,975

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Net income (loss) available to MetLife, Inc.'s common shareholders	$14	$370	$422	$574	$800
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(684)	(1,039)	(927)	(174)	(375)
Less: Net derivative gains (losses)	(90)	(997)	(1,202)	149	(979)
Less: Market risk benefit remeasurement gains (losses)	(188)	817	796	(431)	694
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(383)	(316)	(156)	(330)	(126)
Less: Provision for income tax (expense) benefit	180	419	429	6	260
Add: Net income (loss) attributable to noncontrolling interests	5	6	6	7	8
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,184	1,492	1,488	1,361	1,334
Less: Total notable items (2)	—	—	14	(76)	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,184	$1,492	$1,474	$1,437	$1,334

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.02	$0.48	$0.56	$0.77	$1.10
Less: Net investment gains (losses)	(0.88)	(1.35)	(1.23)	(0.23)	(0.51)
Less: Net derivative gains (losses)	(0.12)	(1.30)	(1.59)	0.20	(1.34)
Less: Market risk benefit remeasurement gains (losses)	(0.24)	1.06	1.05	(0.58)	0.95
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.48)	(0.40)	(0.20)	(0.45)	(0.18)
Less: Provision for income tax (expense) benefit	0.23	0.54	0.57	0.01	0.36
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.52	1.94	1.97	1.83	1.83
Less: Total notable items per diluted common share (2)	—	—	0.02	(0.10)	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.52	$1.94	$1.95	$1.93	$1.83

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$14	$—	$—
Litigation reserves and settlement costs	—	—	—	(76)	—
Total notable items	$—	$—	$14	$(76)	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$0.02	$—	$—
Litigation reserves and settlement costs	—	—	—	(0.10)	—
Total notable items	$—	$—	$0.02	$(0.10)	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Weighted average common shares outstanding - diluted	781.2	769.6	755.5	743.4	728.4

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Book value per common share (1)	$36.89	$34.92	$29.34	$35.85	$34.54
Book value per common share, excluding AOCI other than FCTA (1)	$53.83	$53.55	$53.00	$53.75	$53.13

	For the Three Months Ended
Unaudited	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Return on MetLife, Inc.'s (2):
Common stockholders' equity	0.2%	5.4%	7.0%	9.6%	12.6%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	17.4%	21.8%	24.7%	22.7%	21.0%
Common stockholders' equity, excluding AOCI other than FCTA	11.3%	14.6%	14.9%	13.8%	13.8%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	11.3%	14.6%	14.7%	14.6%	13.8%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Common shares outstanding, beginning of period	779.1	769.2	757.2	744.4	730.8
Share repurchases	(11.6)	(12.1)	(12.9)	(13.7)	(16.9)
Newly issued shares	1.7	0.1	0.1	0.1	1.8
Common shares outstanding, end of period	769.2	757.2	744.4	730.8	715.7

Weighted average common shares outstanding - basic	775.4	765.9	751.4	738.6	723.2
Dilutive effect of the exercise or issuance of stock-based awards	5.8	3.7	4.1	4.8	5.2
Weighted average common shares outstanding - diluted	781.2	769.6	755.5	743.4	728.4

MetLife Policyholder Trust Shares	122.1	120.5	119.1	117.6	116.0

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Total revenues	$15,388	$16,623	$15,866	$19,028	$16,057	$15,388	$16,057
Less: Adjustments to total revenues:
Net investment gains (losses)	(684)	(1,039)	(927)	(174)	(375)	(684)	(375)
Net derivative gains (losses)	(90)	(997)	(1,202)	149	(979)	(90)	(979)
Investment hedge adjustments	(264)	(263)	(232)	(253)	(176)	(264)	(176)
Asymmetrical and non-economic accounting	—	—	—	29	39	—	39
Unit-linked contract income	303	296	4	580	542	303	542
Other adjustments	(3)	(8)	(14)	(21)	(10)	(3)	(10)
Divested businesses	—	—	—	—	—	—	—
Total adjusted revenues	$16,126	$18,634	$18,237	$18,718	$17,016	$16,126	$17,016

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Net investment income	$4,645	$5,072	$4,825	$5,366	$5,436	$4,645	$5,436
Less: Adjustments to net investment income:
Investment hedge adjustments	(264)	(263)	(232)	(253)	(176)	(264)	(176)
Unit-linked contract income	303	296	4	580	542	303	542
Other adjustments	—	(1)	(3)	(8)	2	—	2
Divested businesses	—	—	—	—	—	—	—
Adjusted net investment income	$4,606	$5,040	$5,056	$5,047	$5,068	$4,606	$5,068

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Variable investment income (Included in net investment income above)	$(44)	$221	$179	$63	$260	$(44)	$260

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Premiums, fees and other revenues	$11,517	$13,587	$13,170	$13,687	$11,975	$11,517	$11,975
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	29	39	—	39
Other adjustments	(3)	(7)	(11)	(13)	(12)	(3)	(12)
Divested businesses	—	—	—	—	—	—	—
Adjusted premiums, fees and other revenues	$11,520	$13,594	$13,181	$13,671	$11,948	$11,520	$11,948
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,380	$13,463	$13,097	$13,664	$11,948

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Total expenses	$15,131	$16,193	$15,332	$18,087	$15,012	$15,131	$15,012
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	188	(817)	(796)	431	(694)	188	(694)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	103	64	(49)	129	38	103	38
Market volatility	(14)	(44)	(64)	(62)	(67)	(14)	(67)
Unit-linked contract costs	303	301	(3)	582	539	303	539
Other adjustments	16	11	21	7	7	16	7
Divested businesses	11	9	9	9	4	11	4
Total adjusted expenses	$14,524	$16,669	$16,214	$16,991	$15,185	$14,524	$15,185

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Capitalization of DAC	$(718)	$(729)	$(742)	$(728)	$(740)	$(718)	$(740)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(718)	$(729)	$(742)	$(728)	$(740)	$(718)	$(740)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Other expenses	$3,057	$3,133	$3,189	$3,277	$3,191	$3,057	$3,191
Less: Adjustments to other expenses:
Other adjustments	16	11	21	7	7	16	7
Divested businesses	11	9	9	9	4	11	4
Adjusted other expenses	$3,030	$3,113	$3,159	$3,261	$3,180	$3,030	$3,180
Adjusted other expenses on a constant currency basis	$2,967	$3,052	$3,128	$3,256	$3,180

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Other expenses, net of capitalization of DAC	$2,339	$2,404	$2,447	$2,549	$2,451	$2,339	$2,451

Premiums, fees and other revenues	$11,517	$13,587	$13,170	$13,687	$11,975	$11,517	$11,975

Expense ratio	20.3%	17.7%	18.6%	18.6%	20.5%	20.3%	20.5%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Adjusted other expenses by major category
Direct expenses	$1,387	$1,415	$1,447	$1,559	$1,426	$1,387	$1,426
Pension, postretirement and postemployment benefit costs	59	59	59	69	65	59	65
Premium taxes, other taxes, and licenses & fees	161	184	162	153	176	161	176
Commissions and other variable expenses	1,423	1,455	1,491	1,480	1,513	1,423	1,513
Adjusted other expenses	3,030	3,113	3,159	3,261	3,180	3,030	3,180
Adjusted capitalization of DAC	(718)	(729)	(742)	(728)	(740)	(718)	(740)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,312	$2,384	$2,417	$2,533	$2,440	$2,312	$2,440

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Employee-related costs	$929	$895	$913	$882	$950	$929	$950
Third-party staffing costs	331	346	350	399	342	331	342
General and administrative expenses	127	174	184	278	134	127	134
Direct expenses	1,387	1,415	1,447	1,559	1,426	1,387	1,426
Less: Total notable items related to direct expenses (1)	—	—	—	96	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,387	$1,415	$1,447	$1,463	$1,426	$1,387	$1,426

Adjusted other expenses, net of adjusted capitalization of DAC	$2,312	$2,384	$2,417	$2,533	$2,440	$2,312	$2,440
Less: Total notable items related to adjusted other expenses (1)	—	—	—	96	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,312	$2,384	$2,417	$2,437	$2,440	$2,312	$2,440

Adjusted premiums, fees and other revenues	$11,520	$13,594	$13,181	$13,671	$11,948	$11,520	$11,948
Less: PRT	(21)	2,024	1,461	1,860	(25)	(21)	(25)
Adjusted premiums, fees and other revenues, excluding PRT	$11,541	$11,570	$11,720	$11,811	$11,973	$11,541	$11,973

Direct expense ratio	12.0%	10.4%	11.0%	11.4%	11.9%	12.0%	11.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.0%	12.2%	12.3%	12.4%	11.9%	12.0%	11.9%

Adjusted expense ratio	20.1%	17.5%	18.3%	18.5%	20.4%	20.1%	20.4%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.0%	20.6%	20.6%	20.6%	20.4%	20.0%	20.4%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$283,854	$283,857	$270,982	$281,412	$278,409
Equity securities, at estimated fair value	1,695	769	742	757	750
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,063	10,204	9,680	10,331	10,313
Mortgage loans	85,572	92,986	92,230	92,506	91,458
Policy loans	8,863	8,788	8,725	8,788	8,800
Real estate and real estate joint ventures	13,155	13,045	13,133	13,332	12,992
Other limited partnership interests	14,437	14,722	14,918	14,764	14,301
Short-term investments, principally at estimated fair value	4,184	6,921	6,497	6,045	4,884
Other invested assets	19,479	19,656	18,755	18,202	18,097
Total investments	441,302	450,948	435,662	446,137	440,004
Cash and cash equivalents, principally at estimated fair value	18,456	15,417	14,912	20,639	19,840
Accrued investment income	3,554	3,505	3,704	3,589	3,636
Premiums, reinsurance and other receivables	18,692	18,530	19,002	28,971	29,986
Market risk benefits, at estimated fair value	227	279	334	286	351
Deferred policy acquisition costs and value of business acquired	19,976	19,850	19,737	20,151	19,842
Current income tax recoverable	—	189	—	190	—
Deferred income tax assets	2,257	2,377	3,174	2,612	2,751
Goodwill	9,379	9,261	9,109	9,236	9,037
Other assets	12,006	10,977	10,862	11,139	11,126
Separate account assets	148,417	145,946	135,624	144,634	141,003
Total assets	$674,266	$677,279	$652,120	$687,584	$677,576

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,741	$190,474	$181,755	$196,406	$191,013
Policyholder account balances	212,569	214,413	213,933	219,269	219,168
Market risk benefits, at estimated fair value	3,869	3,259	2,738	3,179	2,696
Other policy-related balances	19,598	19,642	19,665	19,736	20,219
Policyholder dividends payable	356	366	381	386	357
Payables for collateral under securities loaned and other transactions	19,863	18,806	17,797	17,524	17,470
Short-term debt	168	200	161	119	127
Long-term debt	14,622	14,539	15,475	15,548	15,972
Collateral financing arrangement	704	675	651	637	590
Junior subordinated debt securities	3,159	3,160	3,160	3,161	3,162
Current income tax payable	554	—	59	—	10
Deferred income tax liability	1,111	752	128	927	835
Other liabilities	25,112	34,555	34,698	35,805	36,158
Separate account liabilities	148,417	145,946	135,624	144,634	141,003
Total liabilities	641,843	646,787	626,225	657,331	648,780

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,617	33,630	33,666	33,690	33,718
Retained earnings	39,957	39,928	39,958	40,146	40,350
Treasury stock, at cost	(22,245)	(22,923)	(23,724)	(24,591)	(25,774)
Accumulated other comprehensive income (loss)	(19,147)	(20,386)	(24,254)	(19,242)	(19,771)
Total MetLife, Inc.'s stockholders' equity	32,194	30,261	25,658	30,015	28,535
Noncontrolling interests	229	231	237	238	261
Total equity	32,423	30,492	25,895	30,253	28,796
Total liabilities and equity	$674,266	$677,279	$652,120	$687,584	$677,576

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Adjusted earnings before provision for income tax
GROUP BENEFITS	$391	$471	$645	$590	$359
RIS	505	527	594	532	504
ASIA	405	611	405	419	582
LATIN AMERICA	303	281	282	271	331
EMEA	76	92	112	63	103
METLIFE HOLDINGS	195	262	259	193	196
CORPORATE & OTHER	(273)	(279)	(274)	(341)	(244)
Total adjusted earnings before provision for income tax	$1,602	$1,965	$2,023	$1,727	$1,831

Provision for income tax expense (benefit)
GROUP BENEFITS	$84	$99	$135	$124	$75
RIS	105	110	124	111	105
ASIA	125	180	130	123	159
LATIN AMERICA	88	62	83	64	98
EMEA	16	22	24	16	26
METLIFE HOLDINGS	37	51	51	37	37
CORPORATE & OTHER	(103)	(83)	(79)	(142)	(70)
Total provision for income tax expense (benefit)	$352	$441	$468	$333	$430

Adjusted earnings available to common shareholders
GROUP BENEFITS	$307	$372	$510	$466	$284
RIS	400	417	470	421	399
ASIA	280	431	275	296	423
LATIN AMERICA	215	219	199	207	233
EMEA	60	70	88	47	77
METLIFE HOLDINGS	158	211	208	156	159
CORPORATE & OTHER (2)	(236)	(228)	(262)	(232)	(241)
Total adjusted earnings available to common shareholders (2)	$1,184	$1,492	$1,488	$1,361	$1,334

(1)Includes impact of preferred stock dividends of $66 million, $32 million, $67 million, $33 million and $67 million for the three months ended March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, and March 31, 2024, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$5,451	$5,427	$5,276	$5,404	$5,711	$5,451	$5,711
Universal life and investment-type product policy fees	218	223	219	218	222	218	222
Net investment income	310	327	330	334	315	310	315
Other revenues	380	363	371	379	397	380	397
Total adjusted revenues	6,359	6,340	6,196	6,335	6,645	6,359	6,645

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,994	4,866	4,592	4,712	5,236	4,994	5,236
Policyholder liability remeasurement (gains) losses	(4)	2	(29)	3	(3)	(4)	(3)
Interest credited to policyholder account balances	46	48	50	49	48	46	48
Capitalization of DAC	(6)	(5)	(5)	(4)	(4)	(6)	(4)
Amortization of DAC and VOBA	6	7	6	7	6	6	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	—	—
Other expenses	932	950	937	977	1,003	932	1,003
Total adjusted expenses	5,968	5,869	5,551	5,745	6,286	5,968	6,286
Adjusted earnings before provision for income tax	391	471	645	590	359	391	359
Provision for income tax expense (benefit)	84	99	135	124	75	84	75
Adjusted earnings	307	372	510	466	284	307	284
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$307	$372	$510	$466	$284	$307	$284

Adjusted premiums, fees and other revenues	$6,049	$6,013	$5,866	$6,001	$6,330	$6,049	$6,330

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$474	$468	$464	$490	$505
Pension, postretirement and postemployment benefit costs	13	13	12	12	14
Premium taxes, other taxes, and licenses & fees	80	101	83	79	89
Commissions and other variable expenses	365	368	378	396	395
Adjusted other expenses	$932	$950	$937	$977	$1,003

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Group Life (2)
Adjusted premiums, fees and other revenues	$2,232	$2,254	$2,215	$2,199	$2,340
Mortality ratio	90.5%	85.3%	83.6%	83.5%	90.2%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,601	$2,617	$2,620	$2,689	$2,773
Interest adjusted benefit ratio (4)	72.9%	73.7%	69.0%	70.7%	73.9%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$501	$2,681	$2,330	$2,736	$675	$501	$675
Universal life and investment-type product policy fees	79	71	82	81	75	79	75
Net investment income	1,814	1,948	2,009	2,032	2,089	1,814	2,089
Other revenues	68	71	66	66	63	68	63
Total adjusted revenues	2,462	4,771	4,487	4,915	2,902	2,462	2,902

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,225	3,441	3,100	3,503	1,471	1,225	1,471
Policyholder liability remeasurement (gains) losses	(29)	(11)	(76)	(15)	1	(29)	1
Interest credited to policyholder account balances	646	702	756	783	796	646	796
Capitalization of DAC	(45)	(50)	(41)	(40)	(61)	(45)	(61)
Amortization of DAC and VOBA	11	12	13	13	15	11	15
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	4	3	4	4	3	4
Other expenses	146	146	138	135	172	146	172
Total adjusted expenses	1,957	4,244	3,893	4,383	2,398	1,957	2,398
Adjusted earnings before provision for income tax	505	527	594	532	504	505	504
Provision for income tax expense (benefit)	105	110	124	111	105	105	105
Adjusted earnings	400	417	470	421	399	400	399
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$400	$417	$470	$421	$399	$400	$399

Adjusted premiums, fees and other revenues	$648	$2,823	$2,478	$2,883	$813	$648	$813
Less: PRT	(21)	2,024	1,461	1,860	(25)	(21)	(25)
Adjusted premiums, fees and other revenues, excluding PRT	$669	$799	$1,017	$1,023	$838	$669	$838

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Balance, end of period (at balance sheet discount rate) (2)	$63,671	$64,446	$61,947	$69,407	$67,402
Less: Accumulated other comprehensive (income) loss	(1,302)	(2,135)	(5,598)	(278)	(1,735)
Balance, end of period (at original discount rate)	$64,973	$66,581	$67,545	$69,685	$69,137

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Balance, end of period	$79,973	$81,249	$80,929	$82,405	$83,049

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Balance, end of period	$57,990	$54,501	$51,740	$53,093	$51,012

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Balance, end of period	$47,850	$50,453	$49,003	$49,066	$48,100

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Balance, end of period	$17,085	$19,401	$19,175	$21,945	$21,333

(1)Includes $3,449 million, $3,481 million, $3,731 million, $3,782 and $3,791 million of DPL at March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively.
(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $2,262 million, $3,112 million, $0, $1,282 million and $0 of transfers from separate account GICs to synthetic GICs at March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$71	$67	$66	$71	$80
Pension, postretirement and postemployment benefit costs	3	3	4	3	4
Premium taxes, other taxes, and licenses & fees	9	12	9	1	17
Commissions and other variable expenses	63	64	59	60	71
Adjusted other expenses	$146	$146	$138	$135	$172

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Investment income yield excluding variable investment income yield	4.98%	5.18%	5.28%	5.32%	5.24%
Variable investment income yield	(0.27)%	2.57%	3.08%	1.96%	6.30%
Total investment income yield	4.78%	5.08%	5.20%	5.19%	5.28%

Average crediting rate	3.82%	3.97%	4.12%	4.20%	4.23%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.21)%	(0.22)%	(0.22)%	(0.22)%
Total average crediting rate	3.61%	3.76%	3.90%	3.98%	4.01%

Annualized general account spread	1.17%	1.32%	1.30%	1.21%	1.27%
Annualized general account spread excluding variable investment income yield	1.37%	1.42%	1.38%	1.34%	1.23%

(1)Includes the amortization of DPL of (0.22)%, (0.21)%, (0.23)%, (0.23)% and (0.23)% for the three months ended March 31, 2023, June 30, 2023. September 30, 2023, December 31, 2023 and March 31, 2024, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$1,377	$1,310	$1,312	$1,252	$1,297	$1,377	$1,297
Universal life and investment-type product policy fees	397	396	411	428	426	397	426
Net investment income	881	1,050	1,023	1,003	1,108	881	1,108
Other revenues	20	21	20	25	21	20	21
Total adjusted revenues	2,675	2,777	2,766	2,708	2,852	2,675	2,852

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,130	1,057	1,095	1,051	1,067	1,130	1,067
Policyholder liability remeasurement (gains) losses	11	(27)	108	13	(32)	11	(32)
Interest credited to policyholder account balances	536	570	576	619	647	536	647
Capitalization of DAC	(401)	(397)	(404)	(381)	(361)	(401)	(361)
Amortization of DAC and VOBA	193	190	204	207	210	193	210
Amortization of negative VOBA	(6)	(5)	(6)	(5)	(5)	(6)	(5)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	807	778	788	785	744	807	744
Total adjusted expenses	2,270	2,166	2,361	2,289	2,270	2,270	2,270
Adjusted earnings before provision for income tax	405	611	405	419	582	405	582
Provision for income tax expense (benefit)	125	180	130	123	159	125	159
Adjusted earnings	280	431	275	296	423	280	423
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$280	$431	$275	$296	$423	$280	$423

Adjusted premiums, fees and other revenues	$1,794	$1,727	$1,743	$1,705	$1,744	$1,794	$1,744

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Adjusted premiums, fees and other revenues	$1,794	$1,727	$1,743	$1,705	$1,744

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,659	$1,645	$1,712	$1,697	$1,744
Add: Operating joint ventures, on a constant currency basis (1)	481	411	427	367	528
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,140	$2,056	$2,139	$2,064	$2,272

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$303	$285	$284	$300	$282
Pension, postretirement and postemployment benefit costs	17	15	16	20	15
Premium taxes, other taxes, and licenses & fees	33	32	33	34	33
Commissions and other variable expenses	454	446	455	431	414
Adjusted other expenses	$807	$778	$788	$785	$744
Adjusted other expenses, net of adjusted capitalization of DAC	$406	$381	$384	$404	$383

Adjusted other expenses on a constant currency basis	$740	$735	$772	$779	$744
Add: Operating joint ventures, on a constant currency basis (2)	124	116	114	98	116
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$864	$851	$886	$877	$860
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$467	$443	$465	$483	$451

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Japan:
Life	$82	$198	$177	$194	$135
Accident & Health	61	59	52	59	71
Annuities	263	173	146	178	148
Other	2	2	2	1	2
Total Japan	408	432	377	432	356
Other Asia	226	181	222	180	228
Total sales	$634	$613	$599	$612	$584

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Adjusted earnings available to common shareholders	$280	$431	$275	$296	$423
Adjusted earnings available to common shareholders, on a constant currency basis	$269	$422	$273	$296	$423

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

GA AUM	$121,072	$118,188	$113,105	$123,434	$120,743
GA AUM (at amortized cost)	$127,120	$125,266	$124,684	$130,093	$128,618

GA AUM (at amortized cost), on a constant currency basis	$121,057	$123,165	$124,216	$126,558	$128,618
Add: Operating joint ventures, on a constant currency basis (1)	7,842	8,139	8,325	7,985	8,265
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$128,899	$131,304	$132,541	$134,543	$136,883

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$1,025	$1,023	$1,116	$1,123	$1,115	$1,025	$1,115
Universal life and investment-type product policy fees	335	352	359	352	370	335	370
Net investment income	379	418	365	482	386	379	386
Other revenues	12	10	9	11	11	12	11
Total adjusted revenues	1,751	1,803	1,849	1,968	1,882	1,751	1,882

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	966	976	1,020	1,132	983	966	983
Policyholder liability remeasurement (gains) losses	(4)	3	(4)	(20)	(8)	(4)	(8)
Interest credited to policyholder account balances	99	105	106	116	114	99	114
Capitalization of DAC	(151)	(148)	(171)	(181)	(178)	(151)	(178)
Amortization of DAC and VOBA	106	117	121	124	125	106	125
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	4	2	3	3	2	3
Other expenses	430	465	493	523	512	430	512
Total adjusted expenses	1,448	1,522	1,567	1,697	1,551	1,448	1,551
Adjusted earnings before provision for income tax	303	281	282	271	331	303	331
Provision for income tax expense (benefit)	88	62	83	64	98	88	98
Adjusted earnings	215	219	199	207	233	215	233
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$215	$219	$199	$207	$233	$215	$233

Adjusted premiums, fees and other revenues	$1,372	$1,385	$1,484	$1,486	$1,496	$1,372	$1,496

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$133	$143	$148	$154	$140
Pension, postretirement and postemployment benefit costs	1	1	1	1	2
Premium taxes, other taxes, and licenses & fees	21	20	19	29	20
Commissions and other variable expenses	275	301	325	339	350
Adjusted other expenses	$430	$465	$493	$523	$512
Adjusted other expenses, net of adjusted capitalization of DAC	$279	$317	$322	$342	$334
Adjusted other expenses on a constant currency basis	$443	$459	$483	$526	$512
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$285	$312	$315	$343	$334

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Mexico	$224	$160	$199	$167	238
Chile	87	85	89	93	94
All other	100	84	80	85	79
Total sales	$411	$329	$368	$345	$411

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Adjusted premiums, fees and other revenues	$1,372	$1,385	$1,484	$1,486	$1,496
Adjusted earnings available to common shareholders	$215	$219	$199	$207	$233

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,380	$1,353	$1,440	$1,489	$1,496
Adjusted earnings available to common shareholders, on a constant currency basis	$221	$213	$194	$206	$233

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$496	$499	$502	$519	$536	$496	$536
Universal life and investment-type product policy fees	77	75	79	67	77	77	77
Net investment income	45	47	51	54	54	45	54
Other revenues	8	8	7	9	7	8	7
Total adjusted revenues	626	629	639	649	674	626	674

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	261	237	230	256	258	261	258
Policyholder liability remeasurement (gains) losses	(3)	2	(9)	7	—	(3)	—
Interest credited to policyholder account balances	16	19	19	18	19	16	19
Capitalization of DAC	(108)	(119)	(114)	(116)	(128)	(108)	(128)
Amortization of DAC and VOBA	85	85	87	91	91	85	91
Amortization of negative VOBA	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	300	314	315	331	332	300	332
Total adjusted expenses	550	537	527	586	571	550	571
Adjusted earnings before provision for income tax	76	92	112	63	103	76	103
Provision for income tax expense (benefit)	16	22	24	16	26	16	26
Adjusted earnings	60	70	88	47	77	60	77
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$60	$70	$88	$47	$77	$60	$77

Adjusted premiums, fees and other revenues	$581	$582	$588	$595	$620	$581	$620

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$94	$97	$104	$109	$101
Pension, postretirement and postemployment benefit costs	1	1	2	6	1
Premium taxes, other taxes, and licenses & fees	5	6	6	6	6
Commissions and other variable expenses	200	210	203	210	224
Adjusted other expenses	$300	$314	$315	$331	$332
Adjusted other expenses, net of adjusted capitalization of DAC	$192	$195	$201	$215	$204
Adjusted other expenses on a constant currency basis	$291	$302	$310	$329	$332
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$188	$190	$199	$214	$204

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Adjusted premiums, fees and other revenues	$581	$582	$588	$595	$620
Adjusted earnings available to common shareholders	$60	$70	$88	$47	$77

Adjusted premiums, fees and other revenues, on a constant currency basis	$568	$565	$579	$593	$620
Adjusted earnings available to common shareholders, on a constant currency basis	$57	$66	$87	$48	$77
Total sales on a constant currency basis	$252	$219	$195	$205	$292

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$723	$719	$685	$754	$713	$723	$713
Universal life and investment-type product policy fees	183	170	184	95	78	183	78
Net investment income	1,127	1,170	1,153	1,044	1,010	1,127	1,010
Other revenues	53	49	41	52	50	53	50
Total adjusted revenues	2,086	2,108	2,063	1,945	1,851	2,086	1,851

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,369	1,341	1,311	1,329	1,251	1,369	1,251
Policyholder liability remeasurement (gains) losses	20	15	(7)	9	20	20	20
Interest credited to policyholder account balances	199	198	198	135	103	199	103
Capitalization of DAC	(6)	(6)	(5)	(5)	(5)	(6)	(5)
Amortization of DAC and VOBA	68	64	65	61	59	68	59
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	3	4	3	4	3	4
Other expenses	238	231	238	220	223	238	223
Total adjusted expenses	1,891	1,846	1,804	1,752	1,655	1,891	1,655
Adjusted earnings before provision for income tax	195	262	259	193	196	195	196
Provision for income tax expense (benefit)	37	51	51	37	37	37	37
Adjusted earnings	158	211	208	156	159	158	159
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$158	$211	$208	$156	$159	$158	$159

Adjusted premiums, fees and other revenues	$959	$938	$910	$901	$841	$959	$841

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Annuities	$1,606	$1,581	$1,508	$1,610	$1,577
Life and Other	54,365	54,187	53,930	53,930	53,604
Long Term Care	14,617	14,498	13,025	15,240	14,845
Balance, end of period (at balance sheet discount rate) (2)	$70,588	$70,266	$68,463	$70,780	$70,026

Less:
Annuities	$(29)	$(50)	$(110)	$(18)	$(46)
Life and Other	(16)	18	(120)	27	(2)
Long Term Care	111	(172)	(1,754)	313	(215)
Accumulated other comprehensive (income) loss	$66	$(204)	$(1,984)	$322	$(263)

Annuities	$1,635	$1,631	$1,618	$1,628	$1,623
Life and Other	54,381	54,169	54,050	53,903	53,606
Long Term Care	14,506	14,670	14,779	14,927	15,060
Balance, end of period (at original discount rate)	$70,522	$70,470	$70,447	$70,458	$70,289

Future policy benefits subject to reinsurance (at balance sheet discount rate) (3)
Annuities	$—	$—	$—	$1,519	$1,526
Life and Other	$1,038	$1,030	$1,044	$2,341	$2,345
Long Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Annuities	$12,818	$12,410	$12,006	$11,537	$11,129
Life and Other	12,234	12,044	11,844	11,641	11,486
Balance, end of period	$25,052	$24,454	$23,850	$23,178	$22,615

Policyholder account balances subject to reinsurance (3)
Annuities	$—	$—	$—	$3,485	$3,345
Life and Other	$1,555	$1,548	$1,542	$6,352	$6,532

MARKET RISK BENEFITS (4)

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Annuities	$3,361	$2,793	$2,268	$2,722	$2,231
Balance, end of period	$3,361	$2,793	$2,268	$2,722	$2,231

Market risk benefits subject to reinsurance	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Annuities	$29,320	$29,616	$27,455	$29,224	$29,866
Life and Other	5,794	6,071	5,736	6,324	6,757
Balance, end of period	$35,114	$35,687	$33,191	$35,548	$36,623

Separate accounts liabilities subject to modified coinsurance (5)
Annuities	$—	$—	$—	$83	$85
Life and Other	$—	$—	$—	$5,597	$5,980

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(4) Market risk benefits include Japan reinsurance.
(5) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Direct and allocated expenses	$171	$165	$166	$164	$165
Pension, postretirement and postemployment benefit costs	6	6	5	6	6
Premium taxes, other taxes, and licenses & fees	18	17	19	16	16
Commissions and other variable expenses	43	43	48	34	36
Adjusted other expenses	$238	$231	$238	$220	$223

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Lapse Ratio (1)
Traditional life	4.7%	4.8%	5.1%	5.4%	5.7%
Variable annuity	9.5%	9.9%	10.5%	11.1%	11.6%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Adjusted revenues
Premiums	$16	$19	$9	$(2)	$6	$16	$6
Universal life and investment-type product policy fees	—	1	—	—	—	—	—
Net investment income	50	80	125	98	106	50	106
Other revenues	101	106	103	102	98	101	98
Total adjusted revenues	167	206	237	198	210	167	210

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	16	12	4	(9)	8	16	8
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(4)	(2)	(1)	(3)	(1)	(3)
Amortization of DAC and VOBA	1	4	3	1	2	1	2
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	247	244	256	258	253	247	253
Other expenses	177	229	250	290	194	177	194
Total adjusted expenses	440	485	511	539	454	440	454
Adjusted earnings before provision for income tax	(273)	(279)	(274)	(341)	(244)	(273)	(244)
Provision for income tax expense (benefit)	(103)	(83)	(79)	(142)	(70)	(103)	(70)
Adjusted earnings	(170)	(196)	(195)	(199)	(174)	(170)	(174)
Preferred stock dividends	66	32	67	33	67	66	67
Adjusted earnings available to common shareholders	$(236)	$(228)	$(262)	$(232)	$(241)	$(236)	$(241)

Adjusted premiums, fees and other revenues	$117	$126	$112	$100	$104	$117	$104

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Business activities	$19	$20	$13	$35	$6	$19	$6
Net investment income	51	81	126	95	102	51	102
Interest expense on debt	(258)	(254)	(266)	(269)	(265)	(258)	(265)
Corporate initiatives and projects	(14)	(32)	(12)	(9)	(6)	(14)	(6)
Other	(71)	(94)	(135)	(193)	(81)	(71)	(81)
Provision for income tax (expense) benefit and other tax-related items	103	83	79	142	70	103	70
Preferred stock dividends	(66)	(32)	(67)	(33)	(67)	(66)	(67)
Adjusted earnings available to common shareholders	$(236)	$(228)	$(262)	$(232)	$(241)	$(236)	$(241)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Fixed Maturity Securities
Yield (1)	4.07%	4.17%	4.19%	4.39%	4.38%	4.07%	4.38%
Investment income (2), (3)	$3,028	$3,107	$3,123	$3,241	$3,200	$3,028	$3,200
Investment gains (losses)	(580)	(996)	(699)	(197)	(85)	(580)	(85)
Ending carrying value (4)	285,397	285,444	272,456	282,861	279,855	285,397	279,855
Net Mortgage Loans
Yield (1)	4.92%	5.12%	5.18%	5.36%	5.25%	4.92%	5.25%
Investment income (3)	1,041	1,091	1,094	1,127	1,100	1,041	1,100
Investment gains (losses)	(164)	32	3	(69)	(82)	(164)	(82)
Ending carrying value (5)	85,572	84,794	84,058	84,118	83,452	85,572	83,452
Real Estate and Real Estate Joint Ventures
Yield (1)	(2.10)%	0.82%	(0.31)%	2.08%	(2.74)%	(2.10)%	(2.74)%
Investment income	(69)	27	(11)	69	(90)	(69)	(90)
Investment gains (losses)	18	13	1	37	35	18	35
Ending carrying value	13,155	13,045	13,133	13,332	12,992	13,155	12,992
Policy Loans
Yield (1)	5.35%	5.39%	5.52%	5.36%	5.56%	5.35%	5.56%
Investment income	119	119	120	113	113	119	113
Ending carrying value	8,863	8,788	8,725	8,788	8,800	8,863	8,800
Equity Securities
Yield (1)	3.17%	4.11%	4.14%	3.37%	5.48%	3.17%	5.48%
Investment income	12	10	5	4	7	12	7
Investment gains (losses)	48	32	(14)	15	28	48	28
Ending carrying value	1,695	769	742	757	750	1,695	750
Other Limited Partnership Interests
Yield (1), (6)	0.73%	6.17%	5.56%	(0.06)%	8.27%	0.73%	8.27%
Investment income (6)	26	225	206	(2)	301	26	301
Investment gains (losses)	9	3	—	—	(50)	9	(50)
Ending carrying value (7)	14,437	14,722	14,918	14,764	14,301	14,437	14,301
Cash and Short-term Investments
Yield (1)	5.01%	5.94%	6.38%	5.61%	5.32%	5.01%	5.32%
Investment income	167	195	220	229	246	167	246
Investment gains (losses)	(11)	29	5	(33)	25	(11)	25
Ending carrying value	22,640	22,338	21,409	26,684	24,724	22,640	24,724
Other Invested Assets
Investment income	439	397	420	410	348	439	348
Investment gains (losses)	(11)	13	(167)	7	(17)	(11)	(17)
Ending carrying value	19,479	19,656	18,755	18,202	18,097	19,479	18,097
Total Investments
Investment income yield (1)	4.31%	4.66%	4.68%	4.69%	4.75%	4.31%	4.75%
Investment fees and expenses yield (1)	(0.14)%	(0.12)%	(0.11)%	(0.13)%	(0.14)%	(0.14)%	(0.14)%
Net Investment Income Yield (1)	4.17%	4.54%	4.57%	4.56%	4.61%	4.17%	4.61%
Investment income	$4,763	$5,171	$5,177	$5,191	$5,225	$4,763	$5,225
Investment fees and expenses	(157)	(131)	(121)	(144)	(157)	(157)	(157)
Net investment income including divested businesses	4,606	5,040	5,056	5,047	5,068	4,606	5,068
Less: Net investment income from divested businesses	—	—	—	—	—	—	—
Adjusted Net Investment Income (8)	$4,606	$5,040	$5,056	$5,047	$5,068	$4,606	$5,068
Ending Carrying Value	$451,238	$449,556	$434,196	$449,506	$442,971	$451,238	$442,971
Investment Portfolio Gains (Losses) (9)	$(691)	$(874)	$(871)	$(240)	$(146)	$(691)	$(146)
Gross investment gains	433	271	119	292	331	433	331
Gross investment losses	(936)	(276)	(418)	(465)	(435)	(936)	(435)
Net credit loss (provision) release and (impairments)	(188)	(869)	(572)	(67)	(42)	(188)	(42)
Investment Portfolio Gains (Losses) (9)	(691)	(874)	(871)	(240)	(146)	(691)	(146)
Investment portfolio gains (losses) income tax (expense) benefit	181	188	155	80	41	181	41
Investment Portfolio Gains (Losses), Net of Income Tax	$(510)	$(686)	$(716)	$(160)	$(105)	$(510)	$(105)

Derivative gains (losses) (9)	(372)	(1,278)	(1,454)	(123)	(1,175)	(372)	(1,175)
Derivative gains (losses) income tax (expense) benefit	47	320	397	(45)	304	47	304
Derivative Gains (Losses), Net of Income Tax	$(325)	$(958)	$(1,057)	$(168)	$(871)	$(325)	$(871)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$82,482	29.1%	$82,523	29.1%	$78,552	28.9%	$80,717	28.7%	$80,553	28.9%
Foreign corporate		54,285	19.1%	53,690	18.9%	51,377	19.0%	55,444	19.7%	54,029	19.4%
Foreign government		48,111	16.9%	45,994	16.2%	42,685	15.8%	45,489	16.2%	42,793	15.4%
U.S. government and agency		32,878	11.6%	33,129	11.7%	31,729	11.7%	32,252	11.5%	31,848	11.4%
Residential mortgage-backed		26,543	9.4%	28,458	10.0%	27,785	10.3%	29,096	10.3%	31,142	11.2%
Asset-backed securities and collateralized loan obligations		16,970	6.0%	17,480	6.2%	17,412	6.4%	17,294	6.1%	17,468	6.3%
Municipals		12,597	4.4%	12,324	4.3%	11,347	4.2%	11,171	4.0%	10,938	3.9%
Commercial mortgage-backed		9,988	3.5%	10,259	3.6%	10,095	3.7%	9,949	3.5%	9,638	3.5%
Fixed Maturity Securities Available-For-Sale		$283,854	100.0%	$283,857	100.0%	$270,982	100.0%	$281,412	100.0%	$278,409	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$195,535	69.0%	$196,361	69.3%	$186,834	69.0%	$194,722	69.2%	$192,127	69.0%
Baa	2	74,661	26.3%	73,827	26.0%	71,043	26.2%	73,680	26.2%	73,367	26.4%
Ba	3	10,856	3.8%	10,885	3.8%	10,325	3.8%	10,299	3.7%	10,323	3.7%
B	4	2,296	0.8%	2,311	0.8%	2,343	0.9%	2,371	0.8%	2,259	0.8%
Caa and lower	5	395	0.1%	346	0.1%	338	0.1%	258	0.1%	267	0.1%
In or near default	6	111	—%	127	—%	99	—%	82	—%	66	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$283,854	100.0%	$283,857	100.0%	$270,982	100.0%	$281,412	100.0%	$278,409	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024

Gross unrealized gains		$6,554		$5,991		$3,685		$6,876		$6,021
Gross unrealized losses		27,469		28,982		38,702		25,835		28,122
Net Unrealized Gains (Losses)		$(20,915)		$(22,991)		$(35,017)		$(18,959)		$(22,101)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024

Commercial mortgage loans	$53,697		$52,737		$52,053		$52,111		$51,527
Agricultural mortgage loans	19,361		19,579		19,658		19,559		19,461
Residential mortgage loans	13,206		13,129		12,986		13,096		13,201
Total	86,264		85,445		84,697		84,766		84,189
Allowance for credit loss	(692)		(651)		(639)		(648)		(737)
Net Mortgage Loans	$85,572		$84,794		$84,058		$84,118		$83,452

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023		March 31, 2024
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,736	18.1%	$9,171	17.4%	$9,206	17.7%	$9,016	17.3%	$9,036	17.5%
Non-U.S.	9,383	17.5%	9,243	17.5%	8,682	16.7%	8,933	17.1%	8,453	16.4%
Middle Atlantic	7,647	14.2%	7,572	14.4%	7,581	14.6%	7,477	14.3%	7,430	14.4%
South Atlantic	6,671	12.4%	6,514	12.4%	6,581	12.6%	6,637	12.7%	6,802	13.2%
West South Central	3,765	7.0%	3,496	6.6%	3,417	6.6%	3,472	6.7%	3,502	6.8%
New England	2,876	5.4%	2,878	5.5%	2,875	5.5%	2,859	5.5%	2,821	5.5%
Mountain	2,284	4.3%	2,227	4.2%	2,191	4.2%	2,193	4.2%	2,192	4.3%
East North Central	1,768	3.3%	1,809	3.4%	1,855	3.6%	1,822	3.5%	1,701	3.3%
East South Central	624	1.2%	623	1.2%	622	1.2%	654	1.3%	653	1.3%
West North Central	596	1.1%	602	1.1%	643	1.2%	613	1.2%	644	1.2%
Multi-Region and Other	8,347	15.5%	8,602	16.3%	8,400	16.1%	8,435	16.2%	8,293	16.1%
Total	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%

Office	$21,134	39.4%	$20,215	38.3%	$19,619	37.7%	$19,651	37.7%	$19,369	37.6%
Apartment	11,357	21.2%	11,928	22.6%	11,807	22.7%	11,974	23.0%	11,353	22.0%
Retail	8,289	15.4%	7,433	14.1%	7,441	14.3%	7,218	13.9%	7,371	14.3%
Industrial	5,219	9.7%	5,158	9.8%	5,248	10.1%	5,275	10.1%	5,315	10.3%
Single Family Rental	4,457	8.3%	4,711	8.9%	4,735	9.1%	4,728	9.1%	4,823	9.4%
Hotel	3,117	5.8%	3,170	6.0%	3,088	5.9%	3,140	6.0%	3,199	6.2%
Other	124	0.2%	122	0.3%	115	0.2%	125	0.2%	97	0.2%
Total	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $48 million, $50 million, ($17) million, $107 million, and $85 million for the three months ended March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively, and $48 million and $85 million for the year-to-date period ended March 31, 2023 and March 31, 2024, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Fixed maturity securities available-for-sale	$283,854	$283,857	$270,982	$281,412	$278,409
Contractholder-directed equity securities and fair value option securities	10,063	10,204	9,680	10,331	10,313
Total fixed maturity securities	293,917	294,061	280,662	291,743	288,722
Less: Contractholder-directed equity securities	8,520	8,617	8,206	8,882	8,867
Fixed maturity securities	$285,397	$285,444	$272,456	$282,861	$279,855

(5)Net mortgage loans exclude mortgage loans originated for third parties of $8,265 million, $8,238 million, $8,461 million and $8,083 million at amortized cost, which is primarily comprised of commercial mortgage loans of $8,022 million, $7,998 million, $8,215 million and $7,832 million at amortized cost, and does not include the related allowance for credit loss of $73 million, $66 million, $73 million and $77 million at June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively. Prior to the second quarter of 2023, these mortgage loans originated for third parties were accounted for by MetLife as sales of portions of the related mortgage loans.

(6)Other limited partnership interests includes investment income related to private equity investments of $17 million, $223 million, $203 million, ($2) million and $301 million for the three months ended March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively, and $17 million and $301 million for the year-to-date period ended March 31, 2023 and March 31, 2024, respectively. The annualized yields for these periods were 0.48%, 6.19%, 5.50%, (0.06%), 8.29%, 0.48% and 8.29%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $14,225 million, $14,608 million, $14,862 million, $14,738 million and $14,276 million, at March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Net investment gains (losses)	$(684)	$(1,039)	$(927)	$(174)	$(375)	$(684)	$(375)
Less: Non-investment portfolio gains (losses)	13	(95)	(63)	64	(226)	13	(226)
Less: Provision for credit loss on certain mortgage loans originated for third parties	—	(73)	7	(7)	(4)	—	(4)
Less: Other adjustments	(6)	3	—	9	1	(6)	1
Investment portfolio gains (losses)	$(691)	$(874)	$(871)	$(240)	$(146)	$(691)	$(146)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Net derivative gains (losses)	$(90)	$(997)	$(1,202)	$149	$(979)	$(90)	$(979)
Less: Investment hedge adjustments	264	263	232	253	176	264	176
Less: Other adjustments	18	18	20	19	20	18	20
Derivative gains (losses)	$(372)	$(1,278)	$(1,454)	$(123)	$(1,175)	$(372)	$(1,175)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$14	$370	$422	$574	$800	$14	$800
Add: Preferred stock dividends	66	32	67	33	67	66	67
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	5	6	6	7	8	5	8
Net income (loss)	85	408	495	614	875	$85	$875
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(684)	(1,039)	(927)	(174)	(375)	(684)	(375)
Net derivative gains (losses)	(90)	(997)	(1,202)	149	(979)	(90)	(979)
Market risk benefit remeasurement gains (losses)	(188)	817	796	(431)	694	(188)	694
Premiums - Divested businesses	—	—	—	—	—	—	—
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(264)	(263)	(232)	(253)	(176)	(264)	(176)
Unit-linked contract income	303	296	4	580	542	303	542
Other adjustments	—	(1)	(3)	(8)	2	—	2
Divested businesses	—	—	—	—	—	—	—
Other revenues
Asymmetrical and non-economic accounting	—	—	—	29	39	—	39
Other adjustments	(3)	(7)	(11)	(13)	(12)	(3)	(12)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(84)	(74)	5	(26)	(14)	(84)	(14)
Market volatility	14	44	64	62	67	14	67
Divested businesses	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(19)	10	44	(103)	(24)	(19)	(24)
Unit-linked contract costs	(303)	(301)	3	(582)	(539)	(303)	(539)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	—	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(16)	(11)	(21)	(7)	(7)	(16)	(7)
Divested businesses	(11)	(9)	(9)	(9)	(4)	(11)	(4)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	180	419	429	6	260	180	260
Adjusted earnings	1,250	1,524	1,555	1,394	1,401	1,250	1,401
Less: Preferred stock dividends	66	32	67	33	67	66	67
Adjusted earnings available to common shareholders	$1,184	$1,492	$1,488	$1,361	$1,334	$1,184	$1,334

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$14	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	(76)	—	—	—
Total notable items	$—	$—	$14	$(76)	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$27	$—	$—	$—	$—
Total notable items	$—	$—	$27	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$61	$—	$—	$—	$—
Total notable items	$—	$—	$61	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$(94)	$—	$—	$—	$—
Total notable items	$—	$—	$(94)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$18	$—	$—	$—	$—
Total notable items	$—	$—	$18	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$2	$—	$—	$—	$—
Total notable items	$—	$—	$2	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2023	March 31, 2024
Litigation reserves and settlement costs	—	—	—	(76)	—	—	—
Total notable items	$—	$—	$—	$(76)	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Total MetLife, Inc.'s stockholders' equity	$32,194	$30,261	$25,658	$30,015	$28,535
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	28,376	26,443	21,840	26,197	24,717
Less: Net unrealized investment gains (losses), net of income tax	(14,606)	(16,800)	(26,548)	(14,323)	(16,611)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	2,748	3,919	10,245	2,658	4,773
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	186	108	(4)	27	(47)
Defined benefit plans adjustment, net of income tax	(1,356)	(1,331)	(1,308)	(1,446)	(1,421)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	41,404	40,547	39,455	39,281	38,023
Less: Accumulated year-to-date total notable items (2)	—	—	14	(62)	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$41,404	$40,547	$39,441	$39,343	$38,023

Unaudited (In millions, except per share data)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Book value per common share	$36.89	$34.92	$29.34	$35.85	$34.54
Less: Net unrealized investment gains (losses), net of income tax	(18.99)	(22.19)	(35.66)	(19.60)	(23.21)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	3.57	5.18	13.77	3.64	6.68
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.24	0.14	(0.01)	0.04	(0.07)
Defined benefit plans adjustment, net of income tax	(1.76)	(1.76)	(1.76)	(1.98)	(1.99)
Book value per common share, excluding AOCI other than FCTA	$53.83	$53.55	$53.00	$53.75	$53.13

Common shares outstanding, end of period	769.2	757.2	744.4	730.8	715.7

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024

Return on MetLife, Inc.'s:
Common stockholders' equity	0.2%	5.4%	7.0%	9.6%	12.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	17.4%	21.8%	24.7%	22.7%	21.0%
Common stockholders' equity, excluding AOCI other than FCTA	11.3%	14.6%	14.9%	13.8%	13.8%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	11.3%	14.6%	14.7%	14.6%	13.8%

Average common stockholders' equity	$27,220	$27,410	$24,142	$24,019	$25,457
Average common stockholders' equity, excluding AOCI other than FCTA	$41,856	$40,976	$40,001	$39,368	$38,652
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$41,856	$40,976	$39,994	$39,392	$38,652

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
GROUP BENEFITS (1)	$6,049	$6,013	$5,866	$6,001	$6,330
RIS (1)	648	2,823	2,478	2,883	813
ASIA	1,659	1,645	1,712	1,697	1,744
LATIN AMERICA	1,380	1,353	1,440	1,489	1,496
EMEA	568	565	579	593	620
METLIFE HOLDINGS (1)	959	938	910	901	841
CORPORATE & OTHER (1)	117	126	112	100	104
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,380	$13,463	$13,097	$13,664	$11,948
Adjusted premiums, fees and other revenues	$11,520	$13,594	$13,181	$13,671	$11,948

ASIA (including operating joint ventures) (2), (3)	$2,140	$2,056	$2,139	$2,064	$2,272

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
GROUP BENEFITS (1)	$932	$950	$937	$977	$1,003
RIS (1)	146	146	138	135	172
ASIA	740	735	772	779	744
LATIN AMERICA	443	459	483	526	512
EMEA	291	302	310	329	332
METLIFE HOLDINGS (1)	238	231	238	220	223
CORPORATE & OTHER (1)	177	229	250	290	194
Adjusted other expenses on a constant currency basis	$2,967	$3,052	$3,128	$3,256	$3,180
Adjusted other expenses	$3,030	$3,113	$3,159	$3,261	$3,180

ASIA (including operating joint ventures) (2), (4)	$864	$851	$886	$877	$860

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
GROUP BENEFITS (1)	$307	$372	$510	$466	$284
RIS (1)	400	417	470	421	399
ASIA	269	422	273	296	423
LATIN AMERICA	221	213	194	206	233
EMEA	57	66	87	48	77
METLIFE HOLDINGS (1)	158	211	208	156	159
CORPORATE & OTHER (1)	(236)	(228)	(262)	(232)	(241)
Adjusted earnings available to common shareholders on a constant currency basis	$1,176	$1,473	$1,480	$1,361	$1,334
Adjusted earnings available to common shareholders	$1,184	$1,492	$1,488	$1,361	$1,334

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired